Property, Plant and Equipment	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment
7.	Property, Plant and Equipment

	(In thousands) December 31,
	2013	2012
Land and improvements	$555,309	$546,234
Buildings and improvements	941,379	899,944
Machinery and equipment	9,159,151	8,136,206
Proved oil and gas properties	487,033	203,959
Construction in process and equipment deposits	400,373	652,230

	11,543,245	10,438,573
Less accumulated depreciation	(6,626,221)	(6,155,517)

	$4,917,024	$4,283,056

The estimated useful lives primarily range from 5 to 25 years for land improvements, 4 to 40 years for buildings and improvements and 2 to 15 years for machinery and equipment. The useful life for proved oil and gas properties is based on the unit-of-production method and varies by well.

In the third quarter of 2013, a storage dome collapsed at Nucor Steel Louisiana in St. James Parish. As a result, Nucor recorded a partial write down of assets at the facility, including $21.0 million of property, plant and equipment and $7.0 million of inventory, offset by a $14.0 million insurance receivable that was based on management’s current estimate of probable insurance recoveries. The associated net charge of $14.0 million is included in marketing, administrative and other expenses in the consolidated statement of earnings. Nucor may receive additional insurance proceeds as it continues to investigate the cause or causes of the dome collapse.

Nucor capitalized $10.9 million of interest expense in 2013 ($4.7 million in 2012 and $3.5 million in 2011) related to the borrowing costs associated with various construction projects.